UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2019

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; Par Value $2.50 Per Share	AIG	New York Stock Exchange
Warrants (expiring January 19, 2021)	AIG WS	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 below of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Section 3 — Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

On December 11, 2019, American International Group, Inc. (“AIG”) entered into Amendment No. 3 (“Amendment No. 3”) to AIG’s Tax Asset Protection Plan (the “Plan”), dated as of March 9, 2011, between AIG and Equiniti Trust Company, as successor to Wells Fargo Shareowner Services, a former division of Wells Fargo Bank, National Association, as Rights Agent, as previously amended by Amendment No. 1 (“Amendment No. 1”) to the Plan, dated as of January 8, 2014, and Amendment No. 2 (“Amendment No. 2”) to the Plan, dated as of December 14, 2016. The Plan, the purpose of which is to help protect AIG’s ability to recognize certain tax benefits in future periods from net operating losses and other tax attributes, was originally scheduled to expire at the close of business on March 9, 2014. Amendment No. 1 extended the expiration date of the Plan to the close of business on January 8, 2017 and also made minor technical changes to the Plan. Amendment No. 2 extended the expiration date of the Plan to the close of business on December 14, 2019 (subject to other earlier termination events as described in the Plan). Amendment No. 3, which was unanimously approved by AIG’s Board of Directors, extends the expiration date of the Plan to the close of business on December 11, 2022 (subject to other earlier termination events as described in the Plan) and also makes minor changes to the Plan to remove provisions related to the U.S. Treasury’s ownership of AIG equity interests that are no longer applicable since the U.S. Treasury no longer holds any equity interests in AIG.

The Plan is described in and included as Exhibit 4.1 to our Current Report on Form 8-K filed on March 9, 2011, Amendment No. 1 is described in and included as Exhibit 4.1 to our Current Report on Form 8-K filed on January 8, 2014, and Amendment No. 2 is described in and included as Exhibit 4.1 to our Current Report on Form 8-K filed on December 14, 2016, and each is incorporated in its entirety into this Item 3.03 by reference. The foregoing description of Amendment No. 3 is qualified in its entirety by reference to the full text of Amendment No. 3, attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated in its entirety into this Item 3.03 by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Amendment No. 3 to Tax Asset Protection Plan, dated as of December 11, 2019, between American International Group, Inc. and Equiniti Trust Company, as successor to Wells Fargo Shareowner Services, a former division of Wells Fargo Bank, National Association, as Rights Agent.

99.1	Press release of American International Group, Inc., dated December 11, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 3 to Tax Asset Protection Plan, dated as of December 11, 2019, between American International Group, Inc. and Equiniti Trust Company, as successor to Wells Fargo Shareowner Services, a former division of Wells Fargo Bank, National Association, as Rights Agent.

99.1	Press release of American International Group, Inc., dated December 11, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: December 11, 2019	By:	/s/ Kristen W. Prohl
Name: Kristen W. Prohl
Title: Associate General Counsel and Assistant Secretary